Exhibit 10.39

FIRST AMENDMENT TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of March 27, 2014 by and among Energy & Exploration Partners, Inc., a Delaware corporation (the “Company”), and each of the undersigned Holders. This Amendment amends the Amended and Restated Registration Rights Agreement dated as of April 8, 2013 among the Company and the Holders (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

RECITALS:

WHEREAS, on the date hereof, the Company is issuing warrants to purchase shares of Preferred Stock to certain Holders, and in connection therewith the Company and the Holders desire to amend the Agreement such that the shares of Common Stock issuable upon the conversion of the shares of Preferred Stock issuable upon the exercise of such warrants will constitute Registrable Common Stock.

NOW, THEREFORE, in consideration of the premises, the agreements contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:

(a) Clause (ii) of the definition of “Registrable Common Stock” in Section 1 of the Agreement is amended to delete therefrom the phrase “on the date hereof”.

(b) The definition of “Warrants” in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Warrants” means the warrants to purchase Series A Preferred Stock or Series B Preferred Stock issued pursuant to the Note Purchase Agreement dated as of April 8, 2013 among the Company, as Issuer, Cortland Capital Market Services LLC, as administrative agent for the Holders named therein and the Holders named therein, as amended by the First Supplement to Note Purchase Agreement, dated as of December 12, 2013, the Second Supplement to Note Purchase Agreement, dated as of January 31, 2014, and the Third Supplement to Note Purchase Agreement, dated as of March 27, 2014.

SECTION 2. Continuing Effect. Except as specifically amended by this Amendment, the Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects and for all purposes.

SECTION 3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

[Signature pages follow]

EXECUTED and delivered on the date first above written.

COMPANY:

ENERGY & EXPLORATION PARTNERS, INC.

By:	/s/ B. Hunt Pettit

Name: B. Hunt Pettit
Title: President and Secretary

HOLDERS:

H PETTIT HC, INC.

By:	/s/ B. Hunt Pettit

Name: B. Hunt Pettit
Title: President and Secretary

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

Oso + Toro Multi Strategy Fund Series Interests of the SALI Multi-Series Fund II 3(c)(1), L.P.

By:	SALI Fund Management, LLC
Its:	Investment Manager

By:	/s/ Thomas A. Nieman
Name:	Thomas A. Nieman
Its:	Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

Oso + Toro Multi Strategy Fund (Tax Exempt) Segregated Portfolio of SALI Multi-Series Fund SPC, Ltd.

By:	SALI Fund Partners, LLC
Its:	General Partner

By:	/s/ Thomas A. Nieman
Name:	Thomas A. Nieman
Its:	Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

/s/ Carl Lasner
Carl Lasner

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/s/ Jason Roberts
Jason Roberts

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/s/ Zachary Burk Lowe
Zachary Burk Lowe

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/s/ Janice Boswell
Janice Boswell

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/s/ Laura Pettit
Laura Pettit

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/s/ Matthew F. Ledbetter
Matthew F. Ledbetter

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/s/ Amber Boswell
Amber Boswell

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/s/ Brian Nelson
Brian Nelson

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/s/ David Patty
David Patty

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/s/ Robert Karpman
Robert Karpman

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/s/ Tom McNutt
Tom McNutt

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/s/ Scott Burk
Scott Burk

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/s/ John Richards
John Richards

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/s/ Jim Howe
Jim Howe

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/s/ Chase Hanna
Chase Hanna

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/s/ Chad Galloway
Chad Galloway

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/s/ Lawrence B. Van Ingen
Lawrence B. Van Ingen

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/s/ Steve Wilson
Steve Wilson

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/s/ Cody Smith
Cody Smith

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/s/ John Foster Pettit, Jr.
John Foster Pettit, Jr.

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/s/ Elizabeth Pettit LaVaccare
Elizabeth Pettit LaVaccare

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/s/ Pamela Noelle Pennington
Pamela Noelle Pennington

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/s/ TOM McNUTT
TOM McNUTT, as Trustee of the SYLVIA SIGNOR FAMILY TRUST

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/s/ TOM McNUTT
TOM McNUTT, as Trustee of the SYLVIA SIGNOR EDUCATION TRUST

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/s/ BRIAN HUNTLEY PETTIT
BRIAN HUNTLEY PETTIT, as Trustee of the PETTIT 2012 CHILDREN’S TRUST

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/s/ BRIAN HUNTLEY PETTIT
BRIAN HUNTLEY PETTIT, as Trustee of the PETTIT 2012 FAMILY TRUST

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Highbridge Principal Strategies – Mezzanine Partners II Delaware Subsidiary, LLC

By:	Highbridge Principal Strategies Mezzanine Partners II GP, L.P.
Its:	Manager

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

Highbridge Principal Strategies – AP Mezzanine Partners II, L.P.

By:	Highbridge Principal Strategies Mezzanine Partners II GP, L.P.
Its:	General Partner

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

ENXP OFFSHORE, L.P.

By:	Highbridge Principal Strategies Mezzanine Partners II Offshore GP, L.P.
Its:	General Partner

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

ENXP INSTITUTIONAL, L.P.

By:	Highbridge Principal Strategies Mezzanine Partners II Offshore GP, L.P.
Its:	General Partner

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

Apollo Investment Corporation

By:	Apollo Investment Management, L.P.
Its:	Advisor

By:	ACC Management, LLC
Its:	General Partner

By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: President

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Apollo Special Opportunities Managed Account, L.P.

By: Apollo SOMA Advisors, L.P., its General Partner

By: Apollo SOMA Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Assistant Secretary

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

Apollo Centre Street Partnership, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P., its General Partner

By:	Apollo Centre Street Advisors (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Assistant Secretary

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

ANS U.S. Holdings Ltd.

By:	Apollo SK Strategic Advisors, LLC, its sole director

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Assistant Secretary

Signature Page to First Amendment to Amended and Restated Registration Rights Agreement